Exhibit 99(i)
NEWS RELEASE
TO BUSINESS EDITOR:
COMM BANCORP, INC. Reports Net Profit for First Quarter 2010
Clarks Summit, PA, May 18/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:CCBP) today reported first quarter 2010 earnings of $1,150 thousand or $0.67 per share compared to $1,775 thousand or $1.03 per share for the first quarter of 2009. For the three months ended March 31, return on average assets and return on average stockholders’ equity equaled 0.72% and 9.16% in 2010, compared to 1.15% and 12.30% in 2009.
INCOME STATEMENT REVIEW
For the three months ended March 31, tax-equivalent net interest income decreased $910 thousand or 15.3% to $5,033 thousand in 2010 from $5,943 thousand in 2009. An 11.7% decrease in tax-equivalent interest income was partially offset by a 3.6% reduction in interest expense. Despite growth of $22.5 million in average earning assets, tax-equivalent interest income declined $1,006 thousand comparing the first quarters of 2010 and 2009, due largely to a $42.2 million or 8.2% decrease in average loans. Average tax-exempt loans decreased $37.1 million, while taxable loans declined $5.1 million. With regard to tax-exempt loans, several large tax anticipation notes of local municipalities, which were outstanding in the first quarter of 2009, matured at the end of 2009. As part of our tax planning strategy for 2010, we chose not to actively compete for tax-exempt loans. The maturities and repayments received from the loan portfolio were reinvested in lower-yielding assets, which resulted in an 87 basis point decrease in the tax-equivalent yield on earning assets to 5.01% in 2010 from 5.88% in 2009. With regard to interest expense, our cost of funds decreased 19 basis points to 2.08% for the first quarter of 2010 from 2.27% for the same quarter of last year. We experienced reductions in the rates paid for all interest-bearing liability categories except for money market accounts. Specifically, a decrease in the cost of time deposits had the greatest impact. For the three months ended March 31, the average cost of total time deposits decreased 64 basis points to 2.94% in 2010 from 3.58% in 2009. Partially offsetting the positive effect from the reduction in funding costs was growth in interest-bearing liabilities of $24.7 million or 5.1% to $505.7 million for the three months ended March 31, 2010 from $481.0 million for the same three months of 2009. Our tax-equivalent net interest margin for the first quarter contracted 75 basis points to 3.30% in 2010 compared to 4.05% in 2009.
For the three months ended March 31, 2010, the provision for loan losses totaled $1,000 thousand, an increase of $430 thousand compared to $570 thousand for the same three months of 2009.
Noninterest revenue for the first quarter decreased $191 thousand or 12.1% to $1,383 thousand in 2010 from $1,574 thousand in 2009. Included in noninterest revenue in 2009 was a net gain of $294 thousand from the disposition of our former Tunhannock and Eaton Township, Pennsylvania branch offices. For the three months ended March 31, we recorded gains on the sale of available-for-sale investment securities of $361 thousand in 2010 and $114 thousand in 2009. Activity in our secondary mortgage banking division subsided somewhat, which caused a $121 thousand decrease in mortgage banking income comparing the first quarters of 2010 and 2009. Service charges, fees and commissions decreased $23 thousand to $741 thousand in 2010 from $764 thousand in 2009.

Noninterest expense for the first quarter amounted to $4,354 thousand in 2010 and $4,348 thousand in 2009. Increases of $47 thousand in salaries and employee benefits expense and $31 thousand in other expenses were almost entirely offset by a decrease in net occupancy and equipment expense of $72 thousand.
BALANCE SHEET REVIEW
Total assets equaled $648.6 million at March 31, 2010, a decrease of $3.6 million from $652.2 million at December 31, 2009. Subdued loan demand resulted in a decrease of $10.6 million in loans, net of unearned income, to $466.3 million at the close of the first quarter of 2010 from $476.9 million at the end of 2009. Cyclical deposit trends of local school district and municipal customers caused a $4.4 million decrease in total deposits to $586.4 million at the end of the first quarter of 2010, from $590.8 million at the end of 2009. Available-for-sale investment securities increased $8.6 million, while federal funds sold rose $8.5 million from December 31, 2009.
Stockholders’ equity equaled $51.1 million or $29.66 per share at March 31, 2010, an increase of $0.8 million compared to $50.3 million or $29.25 per share at December 31, 2009. At March 31, 2010, we reported a Tier I capital, Total capital and Leverage ratios of 10.1 percent, 12.9 percent and 7.8 percent. In addition, Community Bank and Trust Company reported Tier I capital, Total capital and Leverage ratios of 9.0 percent, 11.9 percent and 7.0 percent. Community Bank and Trust Company continued to exceed the requirements to be categorized as well capitalized under the regulatory framework for prompt corrective action at the close of the first quarter of 2010.
As a result of concentrated remedial efforts, nonperforming assets decreased $2.5 million or 8.9% to $25.7 million or 5.43% of loans, net of unearned income and foreclosed assets at March 31, 2010, compared to $28.2 million or 5.86% at December 31, 2009. Specifically, the improvement from year end resulted from decreases of $1.7 million in nonaccrual loans, $2.3 million in restructured loans and $1.3 million in loans past due 90 days or more and still accruing. Partially offsetting these decreases was an increase in foreclosed assets of $2.8 million. Loans charged-off, net of recoveries, for the first quarter equaled 3.05% and 0.23% of average loans outstanding for the three months ended March 31, 2010 and 2009. The allowance for loan losses equaled $14.9 million or 3.19% of loans, net of unearned income, at March 31, 2010, compared to $17.5 million or 3.65% at December 31, 2009, and compared to $5.5 million or 1.09% at March 31, 2009.
Comm Bancorp, Inc. serves six Pennsylvania counties through Community Bank and Trust Company’s 15 community-banking offices and one loan production office. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of KlickSM Banking, on-line banking services, by accessing the Company’s website at http://www.combk.com. The Company’s business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.
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Summary Data
Comm Bancorp, Inc.
Five Quarter Trend
(In thousands, except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Key performance data:

Per share data:
Net income (loss)	$0.67	$(2.65)	$(1.95)	$0.70	$1.03
Cash dividends declared		$0.14	$0.28	$0.28	$0.28
Book value	$29.66	$29.25	$32.30	$34.64	$34.22
Tangible book value	$29.46	$29.05	$32.10	$34.44	$34.02
Market value:
High	$23.53	$34.50	$40.00	$40.00	$40.99
Low	$18.00	$21.80	$31.00	$35.31	$35.04
Closing	$18.50	$21.84	$34.50	$40.00	$36.75
Market capitalization	$31,874	$37,587	$59,286	$68,651	$63,278
Common shares outstanding	1,722,923	1,721,007	1,718,439	1,716,263	1,721,845

Selected ratios:

Return on average stockholders’ equity	9.16%	(29.70)%	(22.63)%	8.18%	12.30%

Return on average assets	0.72%	(2.60)%	(2.19)%	0.79%	1.15%

Leverage	7.77%	7.90%	8.68%	9.25%	9.10%

Total risk-based capital	12.94%	12.61%	11.42%	11.97%	11.89%

Efficiency	71.45%	87.17%	60.78%	74.60%	63.26%

Nonperforming assets to loans, net, and foreclosed assets	5.43%	5.86%	5.59%	5.45%	5.26%

Net charge-offs to average loans, net	3.05%	1.38%	2.42%	0.03%	0.23%

Allowance for loan losses to loans, net	3.19%	3.65%	2.28%	1.18%	1.09%

Earning assets yield (FTE)	5.01%	5.01%	5.35%	5.79%	5.88%

Cost of funds	2.08%	2.01%	2.07%	2.11%	2.27%

Net interest spread (FTE)	2.93%	3.00%	3.28%	3.68%	3.61%

Net interest margin (FTE)	3.30%	3.37%	3.70%	4.09%	4.05%

Comm Bancorp, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	Mar. 31,	Mar. 31,
Three Months Ended	2010	2009

Interest income:
Interest and fees on loans:
Taxable	$5,941	$6,448
Tax-exempt	322	666
Interest and dividends on investment securities available-for-sale:
Taxable	729	349
Tax-exempt	302	537
Dividends	2	11
Interest on federal funds sold	8	1
Total interest income	7,304	8,012

Interest expense:
Interest on deposits	2,433	2,633
Interest on short-term borrowings		56
Interest on long-term debt	160
Total interest expense	2,593	2,689
Net interest income	4,711	5,323
Provision for loan losses	1,000	570
Net interest income after provision for loan losses	3,711	4,753

Noninterest income:
Service charges, fees and commissions	741	764
Mortgage banking income	281	402
Net gain on sale of premises and equipment		294
Net gain on sale of investment securities available-for-sale	361	114
Total noninterest income	1,383	1,574

Noninterest expense:
Salaries and employee benefits expense	2,187	2,140
Net occupancy and equipment expense	603	675
Other expenses	1,564	1,533
Total noninterest expense	4,354	4,348
Income before income taxes	740	1,979
Provision for income tax expense (benefit)	(410)	204
Net income	$1,150	$1,775

Other comprehensive income (loss):
Unrealized holding gains (losses) on investment securities available-for-sale	$(275)	$342
Reclassification adjustment for gains included in net income	(361)	(114)
Income tax expense (benefit) related to other comprehensive income (loss)	(216)	78
Other comprehensive income (loss), net of income taxes	(420)	150
Comprehensive income	$730	$1,925

Per share data:
Net income	$0.67	$1.03
Cash dividends declared		$0.28
Average common shares outstanding	1,722,923	1,728,371

Comm Bancorp, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
Three months ended	2010	2009	2009	2009	2009

Interest income:
Interest and fees on loans:
Taxable	$5,941	$6,169	$6,194	$6,436	$6,448
Tax-exempt	322	602	598	619	666
Interest and dividends on investment securities available-for-sale:
Taxable	729	118	205	315	349
Tax-exempt	302	326	407	473	537
Dividends	2	(20)	9	9	11
Interest on federal funds sold	8	14	4		1
Total interest income	7,304	7,209	7,417	7,852	8,012

Interest expense:
Interest on deposits	2,433	2,511	2,433	2,426	2,633
Interest on short-term borrowings			5	36	56
Interest on long-term debt	160
Total interest expense	2,593	2,511	2,438	2,462	2,689
Net interest income	4,711	4,698	4,979	5,390	5,323
Provision for loan losses	1,000	7,670	8,670	520	570
Net interest income (loss) after provision for loan losses	3,711	(2,972)	(3,691)	4,870	4,753

Noninterest income:
Service charges, fees and commissions	741	825	848	832	764
Mortgage banking income	281	185	287	490	402
Net gain on sale of premises and equipment					294
Net gain on sale of investment securities available-for-sale	361	91	1,385		114
Total noninterest income	1,383	1,101	2,520	1,322	1,574

Noninterest expense:
Salaries and employee benefits expense	2,187	2,184	2,025	2,164	2,140
Net occupancy and equipment expense	603	589	591	583	675
Other expenses	1,564	2,282	1,942	2,260	1,533
Total noninterest expense	4,354	5,055	4,558	5,007	4,348
Income (loss) before income taxes	740	(6,926)	(5,729)	1,185	1,979
Provision for income tax expense (benefit)	(410)	(2,741)	(2,354)	(30)	204
Net income (loss)	$1,150	$(4,185)	$(3,375)	$1,215	$1,775

Other comprehensive income (loss):
Unrealized holding gains (losses) on investment securities available-for-sale	$(275)	$(1,174)	$1,118	$13	$342
Reclassification adjustment for gains included in net income	(361)	(91)	(1,385)		(114)
Income tax expense (benefit) related to other comprehensive income (loss)	(216)	(430)	(91)	4	78
Other comprehensive income (loss), net of income taxes	(420)	(835)	(176)	9	150
Comprehensive income (loss)	$730	$(5,020)	$(3,551)	$1,224	$1,925

Per share data:
Net income (loss)	$0.67	$(2.43)	$(1.95)	$0.70	$1.03
Cash dividends declared		$0.14	$0.28	$0.28	$0.28
Average common shares outstanding	1,722,923	1,721,007	1,718,439	1,722,282	1,728,371

Comm Bancorp, Inc.
Details of Net Interest and Net Interest Margin
(In thousands, fully taxable equivalent basis)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
Three months ended	2010	2009	2009	2009	2009

Net interest income:
Interest income
Loans, net:
Taxable	$5,941	$6,169	$6,194	$6,436	$6,448
Tax-exempt	488	912	906	938	1,009
Total loans, net	6,429	7,081	7,100	7,374	7,457
Investments:
Taxable	731	98	214	324	360
Tax-exempt	458	494	616	717	814
Total investments	1,189	592	830	1,041	1,174
Federal funds sold	8	14	4		1
Total interest income	7,626	7,687	7,934	8,415	8,632
Interest expense:
Deposits	2,433	2,511	2,433	2,426	2,633
Borrowed funds	160		5	36	56
Total interest expense	2,593	2,511	2,438	2,462	2,689
Net interest income	$5,033	$5,176	$5,496	$5,953	$5,943

Loans, net:
Taxable	5.44%	0.72%	5.45%	5.80%	5.84%
Tax-exempt	6.29%	5.96%	5.89%	5.66%	5.97%
Total loans, net	5.50%	5.52%	5.50%	5.78%	5.86%
Investments:
Taxable	3.31%	1.80%	3.10%	3.92%	4.29%
Tax-exempt	7.46%	7.33%	7.07%	7.43%	7.49%
Total investments	4.21%	4.86%	5.32%	5.81%	6.09%
Federal funds sold	0.11%	0.11%	0.11%		0.49%
Total earning assets	5.01%	5.01%	5.35%	5.79%	5.88%
Interest expense:
Deposits	1.98%	2.01%	2.08%	2.18%	2.38%
Borrowed funds	8.08%		0.67%	0.68%	0.71%
Total interest-bearing liabilities	2.08%	2.01%	2.07%	2.11%	2.27%
Net interest spread	2.93%	3.00%	3.28%	3.68%	3.61%
Net interest margin	3.30%	3.37%	3.70%	4.09%	4.05%

Comm Bancorp, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
At period end	2010	2009	2009	2009	2009

Assets:
Cash and due from banks	$8,798	$23,978	$8,728	$8,315	$9,441
Federal funds sold	33,800	25,300	46,100
Investment securities available-for-sale	116,593	108,005	38,302	73,169	75,249
Loans held for sale, net	811	2,016		787	2,243
Loans, net of unearned income	466,296	476,944	507,094	510,870	507,166
Less: allowance for loan losses	14,891	17,462	11,566	6,019	5,531
Net loans	451,405	459,482	495,528	504,851	501,635
Premises and equipment, net	11,480	11,616	11,631	11,709	11,785
Accrued interest receivable	2,213	2,122	2,597	2,526	2,456
Other assets	23,512	19,634	11,386	9,456	8,951
Total assets	$648,612	$652,153	$614,272	$610,813	$611,760

Liabilities:
Deposits:
Noninterest-bearing	$90,999	$88,335	$79,591	$82,002	$77,752
Interest-bearing	495,361	502,448	475,509	456,795	443,114
Total deposits	586,360	590,783	555,100	538,797	520,866
Short-term borrowings				7,950	27,450
Long-term debt	8,000	8,000
Accrued interest payable	1,623	1,296	1,185	1,696	2,124
Other liabilities	1,520	1,740	2,478	2,912	2,397
Total liabilities	597,503	601,819	558,763	551,355	552,837

Stockholders’ equity:
Common stock, par value $0.33 authorized 12,000,000, shares issued and outstanding 1,722,923; 1,721,007; 1,718,439; 1,716,263; 1,721,845	569	568	567	566	568
Capital surplus	8,010	7,966	7,881	7,799	7,741
Retained earnings	42,131	40,981	45,407	49,263	48,793
Accumulated other comprehensive income	399	819	1,654	1,830	1,821
Total stockholders’ equity	51,109	50,334	55,509	59,458	58,923
Total liabilities and stockholders’ equity	$648,612	$652,153	$614,272	$610,813	$611,760

Comm Bancorp, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
Average quarterly balances	2010	2009	2009	2009	2009

Assets:
Loans, net:
Taxable	$442,821	$448,359	$451,025	$444,905	$447,922
Tax-exempt	31,479	60,710	61,000	66,500	68,567
Total loans, net	474,300	509,069	512,025	511,405	516,489
Investments:
Taxable	89,635	21,598	27,354	33,115	34,068
Tax-exempt	24,889	26,740	34,562	38,729	44,051
Total investments	114,524	48,338	61,916	71,844	78,119
Federal funds sold	29,093	51,706	14,709	37	833
Total earning assets	617,917	609,113	588,650	583,286	595,441
Other assets	29,344	29,950	22,649	30,625	27,910
Total assets	$647,261	$639,063	$611,299	$613,911	$623,351

Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$497,712	$495,714	$464,411	$446,992	$449,242
Noninterest-bearing	86,711	84,139	81,047	82,221	79,997
Total deposits	584,423	579,853	545,458	529,213	529,239
Short-term borrowings	33		2,970	21,359	31,773
Long-term debt	8,000	87
Other liabilities	3,881	3,223	3,710	3,743	3,821
Total liabilities	596,337	583,163	552,138	554,315	564,833
Stockholders’ equity	50,924	55,900	59,161	59,596	58,518
Total liabilities and stockholders’ equity	$647,261	$639,063	$611,299	$613,911	$623,351

Comm Bancorp, Inc.
Asset Quality Data
(In thousands)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
At quarter end	2010	2009	2009	2009	2009

Nonperforming assets:
Nonaccrual loans	$17,302	$19,015	$20,567	$20,166	$20,154
Restructured loans	1,980	4,302	4,773	4,888	3,357
Accruing loans past due 90 days or more	392	1,634	1,177	1,139	1,402
Foreclosed assets	5,979	3,209	1,932	1,726	1,854
Total nonperforming assets	$25,653	$28,160	$28,449	$27,919	$26,767

Three months ended

Allowance for loan losses:
Beginning balance	$17,462	$11,566	$6,019	$5,531	$5,255
Charge-offs	3,591	1,814	3,133	147	324
Recoveries	20	40	10	115	30
Provision for loan losses	1,000	7,670	8,670	520	570
Ending balance	$14,891	$17,462	$11,566	$6,019	$5,531
SOURCE Comm Bancorp, Inc.
/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.
Co: Comm Bancorp, Inc.
St: Pennsylvania
In: Fin
Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company’s Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.